Exhibit 99.1

FOR IMMEDIATE RELEASE

MaxLinear to Acquire Entropic,
Reaffirms its Fourth Quarter 2014 Guidance and Provides Outlook for First Quarter 2015

Acquisition Expands MaxLinear’s Strategic Presence in Broadband Access and Connectivity Markets

Acquisition Expected to be Immediately Accretive to Non-GAAP Earnings; Targeting Greater than $20 Million in Cost Savings in First Full Calendar Year Post-Close

CARLSBAD and SAN DIEGO, CALIFORNIA, February 3, 2015 - MaxLinear, Inc. (NYSE:MXL or “MaxLinear”), a leading provider of integrated radio frequency (“RF”) and mixed-signal integrated circuits (“ICs”), and Entropic Communications, Inc. (Nasdaq:ENTR or “Entropic”), a world leader in semiconductor solutions for the connected home, today announced that they have signed a definitive agreement for MaxLinear to acquire Entropic. The boards of directors of both MaxLinear and Entropic have unanimously approved the transaction.
Entropic shareholders will receive (i) $1.20 per share in cash and (ii) 0.2200 shares of MaxLinear common stock for each Entropic common share outstanding. Based on MaxLinear’s closing stock price on February 2, 2015, the merger consideration is valued at approximately $3.01 per Entropic share. The implied total transaction value is approximately $287 million and the implied enterprise value is $181 million, net of Entropic’s cash balance as of December 31, 2014. Shareholders of MaxLinear and Entropic will own approximately 65% and 35%, respectively, post completion of the acquisition.
Headquartered in San Diego, Entropic is recognized for pioneering the MoCA® (Multimedia over Coax Alliance) home networking standard, inventing Direct Broadcast Satellite (“DBS”) outdoor unit single-wire technology, and developing the industry’s first set-top box SoC platform based on the ARM® processor with advanced OpenGL graphics. Entropic has a rich history of innovation and deep expertise in RF, analog/mixed signal and digital signal processing technologies. Entropic’s silicon solutions have been broadly deployed across major cable, satellite, and fiber service providers.
The acquisition will add significant scale to MaxLinear’s analog/mixed-signal business, expanding its addressable market and enhancing the strategic value of MaxLinear’s offerings to its broadband and access partners, OEM customers, and service providers. MaxLinear sees immediate cross-selling opportunities and longer-term platform integration opportunities with Entropic’s leading MoCA technology.
Along with broadening MaxLinear’s presence in its existing markets, Entropic adds immediate scale and deep customer relationships in MaxLinear’s most recent growth area of the satellite Pay-TV market. Entropic’s design talents and portfolio of approximately 1,500 issued and pending patents are highly complementary, and MaxLinear is uniquely positioned to capitalize on these assets.
“We are very excited about the opportunity to bring together two talented and largely complementary teams, as we increase our capabilities to solve the most difficult analog and mixed-signal RF challenges in Broadband markets,” said Dr. Kishore Seendripu, CEO of MaxLinear. ”We believe the scale and strategic benefits of a broader technology portfolio will enable us to accelerate our expansion into new markets more effectively. The financial benefits of the transaction should be immediately visible, as we expect non-GAAP earnings accretion in the first full quarter post-close.”
Dr. Ted Tewksbury, Interim President and CEO of Entropic, commented, “I share Kishore’s enthusiasm for this combination, which we believe maximizes value for Entropic’s shareholders, employees and customers. These are two excellent companies in the industry, and I believe our stakeholders will benefit from the resources and scale that the combination will provide.”
Other Transaction and Financial Details
As a result of the combination, MaxLinear anticipates it will achieve operating synergies in excess of $20 million in the first full calendar year post-close. Increased scale and projected cost savings are expected to lower combined non-GAAP operating expenses, generate significant operating margin expansion, and accelerate MaxLinear’s timing to achieving its stated target operating model.
The transaction is expected to close in the second quarter of 2015 subject to approval by the shareholders of both companies, the receipt of regulatory approvals, and other customary closing conditions. MaxLinear will add Dr. Ted Tewksbury to its board of directors upon closing of the transaction.
Stifel is acting as exclusive financial advisor to MaxLinear. Barclays is acting as exclusive financial advisor to Entropic. Wilson Sonsini Goodrich & Rosati, P.C. is acting as counsel for MaxLinear and Cooley LLP is acting as counsel for Entropic.

MaxLinear Reaffirms Fourth Quarter 2014 Guidance
MaxLinear’s fourth quarter 2014 revenue is expected to be in the range of $32 million to $33 million. This is unchanged from the Company’s previous guidance.
The Company is reaffirming its prior GAAP and non-GAAP gross margin and operating expense guidance.
The Company’s cash, cash equivalents and investments are expected to be $79 million as of December 31, 2014.
As previously announced, MaxLinear is scheduled to release its fourth quarter results on February 9, 2015 and will host a conference call that day to discuss those results.
MaxLinear Provides First Quarter 2015 Guidance
Revenue is expected to be between $34 million and $35 million for the first quarter of 2015.
GAAP and Non-GAAP gross margin is expected to be approximately 61% for the first quarter of 2015.
GAAP operating expenses for the first quarter of 2015 are expected to be $27.5 million. Non-GAAP operating expenses are expected to be $18.5 million for the first quarter of 2015. For the reconciliation, please see the table at the end of this release.
Conference Call / Webcast Details
MaxLinear and Entropic management will host a conference call at 2:00 p.m. Pacific / 5:00 p.m. Eastern to discuss today's announcement. Supporting materials for the conference call, including a presentation, will be available on the Investor Relations sections of MaxLinear’s and Entropic's websites at www.maxlinear.com and www.entropic.com, respectively.
Interested parties may access the conference call via any of the following:

Teleconference:         1-888-337-8198 / International:1-719-325-2402
Access Code:            3138635
Web Broadcast:         http://edge.media-server.com/m/p/bh9atvf5/lan/en
Replay:             1-888-203-1112 / International:1-719-457-0820
Replay Passcode:        3138635

A live webcast of the conference call will be accessible from the investor relations section of the MaxLinear website at http://investors.maxlinear.com, and will be archived and available after the call at http://investors.maxlinear.com. A replay of the conference call will also be available.

About Entropic
Entropic™ is a world leader in semiconductor solutions for the connected home. The Company transforms how traditional HDTV broadcast and IP-based streaming video content is seamlessly, reliably, and securely delivered, processed, and distributed into and throughout the home. Entropic's next-generation Set-top Box (STB) System-on-a-Chip (SoC) and Connectivity solutions enable Pay-TV operators to offer consumers more captivating whole-home entertainment experiences by transforming the way digital entertainment is delivered, connected and consumed – in the home and on the go. For more information, please visit Entropic at: www.entropic.com, read our blog Entropic Topics, or get social with us at @Entropic_News, or on Facebook,Google+, YouTube and LinkedIn.
About MaxLinear, Inc.
MaxLinear, Inc. is a leading provider of radio-frequency and mixed-signal semiconductor solutions for broadband communications applications. MaxLinear is headquartered in Carlsbad, California.  For more information, please visit www.maxlinear.com.
Cautionary Note Concerning Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning MaxLinear’s proposed acquisition of Entropic; anticipated accretion to MaxLinear’s earnings; anticipated cost savings arising from the acquisition; the anticipated timing of the closing of the acquisition; preliminary estimates of MaxLinear’s fourth quarter 2014 operating results; and MaxLinear’s financial guidance for the first quarter of 2015 including revenue, gross profit percentage, and operating expense guidance. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. MaxLinear’s preliminary estimates of fourth quarter fiscal 2014 revenue, gross profit percentage, operating expenses, and cash are subject to review by MaxLinear’s management and audit by its independent registered public accounting firm. Actual results could differ materially as a result of such review and audit. In addition, risks and uncertainties that could affect the forward-looking statements set forth in this press release include the following: failure of MaxLinear’s or Entropic’s stockholders to approve the proposed merger transaction; failure to obtain regulatory approvals; the challenges and costs of closing, integrating, restructuring, and achieving currently anticipated synergies; the ability to retain key employees, customers, and suppliers during the pendency of the merger and afterward; and other factors generally affecting the business, operations, and financial condition of either MaxLinear or Entropic, including the information contained in MaxLinear’s respective Annual Reports on Form 10-K for the year ended December 31, 2013, subsequent Quarterly Reports on Form 10-Q, and other reports and filings with the SEC. Additional risks, uncertainties, and other factors affecting their respective businesses will be contained in MaxLinear’s and Entropic’s Annual Reports on Form 10-K for the year ended December 31, 2014.

Use of Non-GAAP Financial Measures by MaxLinear
To supplement the financial information MaxLinear has provided in this press release, including previously estimated financial metrics for the quarter ended December 31, 2014 and certain financial guidance MaxLinear has provided for the quarter ending March 31, 2015, MaxLinear has disclosed management’s current estimates of certain of these metrics on a non-GAAP basis. In particular, MaxLinear had disclosed estimated GAAP and non-GAAP gross profit percentage for the fourth quarter of 2014 and has disclosed estimated GAAP and non-GAAP operating expenses for the quarter ending March 31, 2015. With respect to GAAP and non-GAAP gross profit percentage for the fourth quarter of 2014, the amounts were approximately equal at 60% in a 2% range below and above; accordingly, MaxLinear has not provided a reconciliation of these financial metrics. For purposes of its disclosures of non-GAAP operating expense estimates for the quarter ending March 31, 2015, it has provided a reconciliation at the end of this press release. Estimated non-GAAP operating expenses exclude the impact of estimated stock-based compensation, accruals under MaxLinear’s stock-based performance bonus plan, charges relating to the pending acquisition of Entropic, charges related to the recently completed acquisition of Physpeed, and expenses relating to intellectual property litigation. MaxLinear believes that non-GAAP financial measures can provide useful information to both management and investors by excluding certain non-cash and other one-time expenses that are not indicative of its core operating results. Among other uses, MaxLinear’s management uses non-GAAP measures to compare its performance relative to forecasts and strategic plans and to benchmark its performance externally against competitors. In addition, MaxLinear management’s incentive compensation has historically been determined in part by using non-GAAP performance measures, which MaxLinear believes better reflect its core operating performance.
No Offer or Solicitation
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed merger or otherwise. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Additional Information and Where to Find It
In connection with the proposed merger, MaxLinear intends to file a registration statement on Form S-4 with the SEC, which will include a preliminary prospectus and related materials to register the shares of MaxLinear Class A Common Stock to be issued in the merger, and MaxLinear and Entropic intend to file a joint proxy statement/prospectus and other documents concerning the proposed merger with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MAXLINEAR, ENTROPIC, AND THE PROPOSED MERGER. Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (when they are available) and any other documents filed by MaxLinear and Entropic with the SEC at the SEC’s website at www.sec.gov. They may also be obtained for free by contacting MaxLinear Investor Relations at http://investors.maxlinear.com/, IR@MaxLinear.com or by telephone at (760) 517-1112 or by contacting Entropic Investor Relations at http://ir.entropic.com/, ir@entropic.com or by telephone at (858) 768-3852. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.
Participants in the Solicitation
Each of Entropic and MaxLinear and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from their respective stockholders with respect to the transactions contemplated by the merger agreement. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of MaxLinear or Entropic security holders in connection with the proposed merger will be set forth in the registration statement and the joint proxy statement/prospectus when filed with the SEC. Information regarding Entropic’s executive officers and directors is included in Entropic’s Proxy Statement for its 2014 Annual Meeting of Stockholders, filed with the SEC on April 3, 2014, and its Current Report on Form 8-K, filed with the SEC on November 10, 2014, and information regarding MaxLinear’s executive officers and directors is included in MaxLinear’ Proxy Statement for its 2014 Annual Meeting of Stockholders, filed with the SEC on April 17, 2014 and its Current Report on Form 8-K, filed with the SEC on December 16, 2014. Copies of the foregoing documents may be obtained as provided above. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. The interests of such persons may differ from the interests of MaxLinear or Entropic stockholders generally.

MxL and the MaxLinear logo are trademarks of MaxLinear, Inc.

MAXLINEAR CONTACT:         MaxLinear Inc. Press Contact:
                    David Rodewald
                    The David James Agency LLC
                    Tel: 805-494-9508
                    david@davidjamesagency.com

                     MaxLinear Inc. Corporate Contact:
                    Adam Spice
                    Chief Financial Officer
                    Tel: 760-692-0711, ext. 196
                    aspice@maxlinear.com

ENTROPIC CONTACT:         Entropic Corporate and Press Contact:
                    Debra Hart
                    Tel: 858-768-3852
                    debra.hart@entropic.com

MaxLinear, Inc.

First Quarter 2015 Operating Expenses Reconciliation to GAAP

($ in millions)	1Q 2015 Guidance

GAAP Operating Expenses	$27.5
Stock-Based Compensation	(4.0)
Stock-Based Bonus Plan Accrual	(1.4)
Physpeed Related Charges	(0.3)
IP Litigation	(0.5)
Entropic M&A Transaction Expenses	(2.8)
Non-GAAP Operating Expenses	$18.5